UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2013

NUMBEER, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-153172	26-2374319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7660 Pebble Drive, Fort Worth, Texas		76118
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 616-3161

Copies to:

Margaret E. Holland

Holland, Johns & Penny, L.L.P.

306 West Seventh Street, Suite 500

Fort Worth, Texas 76102

Tel: (817) 335-1050

Fax: (817) 332-3140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Table of Contents

8-K - FORM 8-K

Item 1.01 - Entry into a Material Definitive Agreement

Item 3.02 - Unregistered Sales of Equity Securities

Item 9.01 - Exhibits

SIGNATURES

EXHIBIT INDEX

EX-10.1 (EXHIBIT 10.1)

Item 1.01 Entry into a Material Definitive Agreement

On August 1, 2013 Numbeer, Inc. and its subsidiary Good Earth Energy Conservation, Inc. and affiliates (collectively, the “Company”) entered into an engagement agreement (the “Agreement”) with Garden State Securities, Inc., (“GSS”), pursuant to which the Company engaged GSS as an exclusive placement/selling agent from the date of the execution of the Agreement until the latter of; (i) October 30, 2013 or (ii) the end of the offering period of the Securities Financing (as defined below) (the “Exclusive Period”). GSS shall act as the Company’s non-exclusive placement/selling agent after the Exclusive Period until terminated. The discussion is qualified in its entirety by the full text of the Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

The Company has agreed to pay GSS at each full or incremental closing of any equity financing, convertible debt financing, dent conversion or any instrument convertible or exercisable into the Company’s common stock (the “Securities Financing”) during the Exclusive Period; (i) a cash transaction fee in the amount of 9% of the amount of the Securities Financing; and (ii) warrants (the “Warrants”) exercisable for shares of Numbeer, Inc. common stock (the “Shares”) with “piggy back” registration rights, equal to 10% of the stock and warrants (on an as converted or exercised basis) issued in the Securities Financing at an exercise price equal to the investor’s warrant exercise price of the Securities Financing. The compensation terms between the Company and GSS are the same during the non-exclusive period as it is during the Exclusive Period. The Warrants will have a five (5) year term and a cashless exercise price.

The Warrants and the Shares issuable upon exercise of the Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent the registration or an applicable exemption from the registration requirements of the Securities Act. The issuances are exempt from the registration requirements of the Securities Act, pursuant to Regulation D and/or Section 4(2).

Item 3.02 Unregistered Sales of Equity Securities

The information provided in Item 1.01 regarding the issuance of the Warrants and the Shares issuable upon exercise thereof and is hereby incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Engagement Agreement between Numbeer, Inc. and its subsidiary Good Earth Energy Conservation, Inc. and affiliates and Garden State Securities, Inc. dated August 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUMBEER, INC.

Date: August 1, 2013	By: /s/ JAMES R. EMMONS
Name: James R. Emmons Title: President and CEO (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Engagement Agreement between Numbeer, Inc. and its subsidiary Good Earth Energy Conservation, Inc. and affiliates and Garden State Securities, Inc. dated August 1, 2013.